UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2004

ViroPharma Incorporated

(Exact name of registrant as specified in charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD EXTON, PENNSYLVANIA	19341
(Address of principal executive offices)	(Zip Code)

(610) 458-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Financial Operations and Financial Condition

On November 5, 2004, ViroPharma Incorporated issued a press release announcing its financial results for its third quarter and nine months ended September 30, 2004. A copy of the press release is set forth as Exhibit 99.1 attached hereto.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

(c)	Exhibit No.	Description
	99.1	Press Release dated November 5, 2004.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: November 5, 2004	By:	/s/ Thomas F. Doyle
Thomas F. Doyle
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Press release dated November 5, 2004